                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 24, 2000



                          REGIONS FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                       0-6159                     63-0589368
---------------                 ------------              -------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


      417 North 20th Street, Birmingham, Alabama          35203
      ------------------------------------------        ----------
       (Address of principal executive offices)         (Zip code)


                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The exhibits listed in the exhibit index are furnished as a part of this current report on Form 8-K.


ITEM 9.  REGULATION FD DISCLOSURE

         On October 24, 2000, Regions intends to hold a meeting with analysts and others to address various strategic and financial issues relating to Regions' business plans and objectives.

         A copy of the visual portion of the materials to be discussed at the meeting is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be presented at the meeting. Exhibit 99.1 is incorporated by reference under this Item 9.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ D. Bryan Jordan
                                     -------------------------------------------
                                     D. Bryan Jordan
                                     Executive Vice President and Comptroller


Date:  October 24, 2000


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                                INDEX TO EXHIBITS

                                                                          Sequential
   Exhibit                                                                Page No.
   -------                                                                ----------
    99.1       Presentation materials for October 24, 2000 meeting
               with analysts and others


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